SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                November 30, 2006
                             -----------------------

                     Mortgage Assistance Center Corporation
             (Exact name of registrant as specified in its charter)

           Florida                     000-21627                  06-1413994
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                                  2614 Main St.
                               Dallas, Texas 75226
           (Address of principal executive offices including Zip Code)


                                 (214) 670-0005
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement


Entry into Series A Preferred Stock and Common Stock Warrant Purchase Agreement

         On November 30, 2006, Mortgage Assistance Center Corporation ("the Company"), along with W.C. Payne Investments, L.L.C and FAX/MACC, L.P. (referred to herein collectively as the "Investors") entered into a Series A Preferred Stock and Common Stock Warrant Purchase Agreement, attached as Exhibit 10.01, (the "Purchase Agreement") pursuant to which the Company sold to Investors 1,500,000 shares of the Company's Series A Preferred Stock at a price of $1.00 per share (the "Shares") as well as warrants, attached as Exhibits 10.04 and 10.05, to purchase 4,556,694 shares of the Company's common stock at an exercise price of $.01 per warrant share (the "Warrants"). Under the terms of the Purchase Agreement, the Investors purchased 1,500,000 of the Shares on November 30, 2006, with the additional 1,500,000 Shares to be purchased, in increments of 500,000, conditioned upon the satisfaction of the March 31, June 30, and September 30, 2007 benchmarks set forth in the Purchase Agreement and included below:

                             Performance for the Period Ended:
                             Three (3) Months   Six (6) Months   Nine (9) Months
                             Ended              Ended            Ended
                             3/31/07            6/30/07          9/30/07

Gross Operating Revenues     $1,935,173         $4,907,192       $4,637,986

Net Operating Revenues       $503,145           $1,275,870       $2,481,746

Portfolio Assets Purchased   $3,877,168         $8,837,849       $15,164,060



Entry into Investors' Rights Agreement

         Effective November 30, 2006, in connection with the Purchase Agreement, the Company entered into a Series A Preferred Stock Investors' Rights Agreement (the "Investors' Rights Agreement") with the Investors, attached as Exhibit
10.02. Pursuant to the Investors' Rights Agreement, the Company has, among other things:

         A) Agreed to file a registration statement covering the resale of all issued shares of Company's Common Stock ("Common Stock"), and shares of Common Stock issuable upon conversion or exercise of any convertible securities, warrants, or options (not including any shares of Common Stock that have previously been registered or that have been sold to the public pursuant to either a registration statement or Rule 144 under the Securities Act of 1933), that are held by the Investors, and will cause such registration statement to be effective within eighteen (18) months of the effective date of the Investors' Rights Agreement; and

         B) Granted piggy-back registration rights with respect to the resale of any issued shares of Common Stock, or shares of Common Stock issuable upon conversion or exercise of any convertible securities, warrants, or options held by the Investors but not covered by the above-mentioned registration statement.


Entry into Stockholders' Agreement

         The Company has entered into a Stockholders' Agreement, attached to this Form 8-K as Exhibit 10.03. The Stockholders' Agreement, which is by and among the Company and the holders of Common Stock that are parties thereto (the "Stockholders"), provides, among other things:

         A) The Investors and the Company will have first offer rights, providing that, with limited exceptions, should a Stockholder desire to transfer any of its Shares, such Stockholder must first offer such Shares to the Investors and then to the Company.

         B) The Investors are to be granted a co-sale right, giving them the option to include their Shares in any proposed sale of Common Stock that, when aggregated with all other transfers of Common Stock, represents at least ten percent (10%) of the outstanding shares of the Company's Common Stock.

         C) Any Investor or group of Investors desiring to transfer to a third party substantially all of the Shares and common stock equivalent shares held by them, which Shares and common stock equivalent shares represent at least fifty percent (50%) of each of their respective classes of the Company's stock, hold a compelled sale right providing that, in the case of such a sale, any non-selling minority stockholders will, at the election of the selling Investors, be required to transfer their shares to the third-party purchaser upon the same terms and conditions as the selling Investors.

         D) All Stockholders and Investors are to be granted preemptive rights, providing that, with limited exceptions, if at any time the Company proposes to issue and sell any Common Stock, the Company must first offer such Common Stock to each Stockholder and Investor.



Adoption of Equity Incentive Plan

         The Board and the Company's stockholders have approved the Equity Incentive Plan (the "Plan") attached to the Company's Definitive 14C Information Statement, dated October 16, 2006, as Exhibit B.

         The Plan will be administered by the board of directors of the Company or committees thereof, and all terms and conditions of options or restricted stock granted under the Plan will be set forth in a written agreement approved by the board. The Board is authorized to grant incentive stock options (as defined under Section 422 of the Internal Revenue Code of 1986, as amended) or nonstatutory stock options, as determined by the Board at the time of grant of the option. Restricted stock may also be granted under the Plan. Subject to adjustment as provided in the Plan, the maximum aggregate number of shares that may be issued under the Plan is 4,250,000 shares of Common Stock, provided, however, that (i) the aggregate number of shares that may be issued as restricted stock may not exceed 1,062,500 and (ii) the aggregate number of shares that may be issued under statutory stock options may not exceed 2,000,000, and (iii) the aggregate number of shares that may be issued under non-statutory stock options may not exceed 1,187,500. Subject to adjustment as provided in the Plan, the aggregate number of shares that may be issued to any individual under the Plan, whether issued under options or restricted stock, shall not exceed 1,000,000.


Hensel Employment Agreement

         Effective as of November 30, 2006, the Company entered into a new employment agreement (the "Hensel Employment Agreement") with Dale Hensel, a resident of Texas (hereinafter referred to as "Mr. Hensel"). Pursuant to the Hensel Employent Agreement, Mr. Hensel will receive an annual base salary of one hundred thirty-five thousand dollars ($135,000) and a cash bonus equal to fifty percent (50%) of his base salary, contingent upon the Company's meeting or exceeding the annual financial budget projection for any fiscal year as approved by the Board, in addition to any bonuses or incentive compensation granted by the Board in their sole discretion, and Mr. Hensel will continue to serve the Company as its President and Chief Executive Officer.

         Upon execution of the Hensel Employment Agreement, Mr. Hensel was granted incentive stock options for a total of 300,000 shares of Common Stock under the Company's stock option plan. This grant is effective as of the date of the Hensel Employment Agreement (or the date of grant under the plan, if later). One third of such incentive stock options will become exercisable on each successive anniversary of the date of the Hensel Employment Agreement, provided that Mr. Hensel is employed by the Company on each such anniversary date.

         The Hensel Employment Agreement will continue for the balance of the calendar year 2006, and then for a period of three (3) years commencing January 1, 2007. Either party may terminate the agreement upon the provision of 90 days' prior written notice to the other party. However, should the Hensel Employment Agreement be terminated by the Company without good cause, Mr. Hensel is entitled to receive all compensation and benefits provided under the Hensel Employment Agreement for a period of twelve (12) months.

         The Hensel Employment Agreement is attached as Exhibit 10.10.

Barnett Employment Agreement

         Effective as of November 30, 2006, the Company entered into an employment agreement (the "Barnett Employment Agreement") with Dan Barnett, a resident of Texas (hereinafter referred to as "Mr. Barnett"). Pursuant to the Barnett Employment Agreement, Mr. Barnett will receive an annual base salary of one hundred thirty-five thousand dollars ($135,000) and a cash bonus equal to fifty percent (50%) of his base salary, contingent upon the Company's meeting or exceeding the annual financial budget projection for any fiscal year as approved by the Board, in addition to any other bonuses or incentive compensation granted by the Board in its sole discretion. Mr. Barnett will serve the Company as Senior Vice President, Secretary, and Treasurer.

         Upon execution of the Barnett Employment Agreement, Mr. Barnett was granted incentive stock options for a total of 300,000 shares of Common Stock under the Company's stock option plan. This grant is effective as of the date of the Barnett Employment Agreement (or the date of grant under the plan, if later). One third of such incentive stock options will become exercisable on each successive anniversary of the date of the Barnett Employment Agreement, provided that Mr. Barnett is employed by the Company on each such anniversary date.

         The Barnett Employment Agreement will continue for the balance of the calendar year 2006, and then for a period of three (3) years commencing January 1, 2007. Either party may terminate the agreement upon the provision of 90 days' prior written notice to the other party. However, should the Barnett Employment Agreement be terminated by the Company without good cause, Mr. Barnett is entitled to receive all compensation and benefits provided under the Barnett Employment Agreement for a period of twelve (12) months.

         The Barnett Employment Agreement is attached as Exhibit 10.11.


Grant of Warrants to New Directors

         On November 30, 2006, the Company issued two warrant certificates (the "Warrants"), one each to both Rod Jones and William Payne, in connection with their election to the Board. The Warrants grant to each of Rod Jones and William Payne the right to purchase seventy-five thousand (75,000) shares of Common Stock at an initial purchase price of $0.39 per share, which price may be adjusted in accordance with the terms of the Warrants. The option to purchase under the Warrants is effective from November 30, 2006, until November 30, 2016. The Warrants are attached as Exhibits 10.06 and 10.07.

Grant of Warrant to Legal Counsel

         On November 30, 2006, the Company issued a warrant certificate to Michael Caolo, Jr. ("Mr. Caolo") in connection with his services as legal counsel to the Company. The warrant certificate grants to Mr. Caolo the right to purchase four hundred sixty-seven thousand (467,000) shares of Common Stock at an initial purchase price of $0.39 per share, which price may be adjusted in accordance with the terms of the warrant certificate. The option to purchase under the warrant certificate is effective from November 30, 2006, until November 30, 2011. The warrant certificate is attached as Exhibit 10.08.

Grant of Warrant to Financial Advisor

         On November 30, 2006, the Company issued a warrant certificate to Parkwood Advisors, LLC. ("Parkwood") in connection with its services as financial advisor to the Company. The warrant certificate grants to Parkwood the right to purchase one hundred fifty thousand (150,000) shares of Common Stock at an initial purchase price of $0.39 per share, which price may be adjusted in accordance with the terms of the warrant certificate. The option to purchase under the warrant certificate is effective from November 30, 2006, until November 30, 2011. The warrant certificate is attached as Exhibit 10.09.

Item 3.02.        Unregistered Sales of Equity Securities

         As described in Item 1.01, on November 30, 2006, the Company and the Investors entered into the Purchase Agreement pursuant to which the Company has sold to Investors 1,500,000 shares of the Company's Series A Preferred Stock as well as warrants, attached hereto as Exhibits 10.04 and 10.05, to purchase 4,556,694 shares of the Company's common stock. See Item 1.01 for a description of this sale.

         As described in Item 1.01, on November 30, 2006, the Company issued warrants to both Rod Jones and William Payne in connection with their election to the Board, and to both Michael Caolo, Jr., and Parkwood Advisors, LLC, in connection with their provision of services to the Company. See Item 1.01 for a description of these warrants.

         As described in Item 1.01, on November 30, 2006, the Company entered into employment agreements with both Dale Hensel and Dan Barnett. Pursuant to those agreements, Mr. Hensel and Mr. Barnett have each been granted incentive stock options for the purchase of up to 300,000 shares of Common Stock. See Item
1.01 for a description of these grants.


Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment  of  Principal  Officers;   Compensatory   Arrangements  of  Certain
Officers.

Naming of New Directors

         On November 30, 2006, William Payne, Rod Jones, and Dan Barnett were elected to the Board of Directors of the Company, with William Payne and Rod Jones having been nominated by the Investors.

         William Payne is the managing member of W.C. Payne Investments, LLC, which is a party to the Purchase Agreement described in Item 1.01.

         Rod Jones is a limited partner in FAX/MACC, L.P., which is a party to the Purchase Agreement described in Item 1.01. He is also the Managing Member of FAX GenPar, LLC, which is the General Partner of Family Access Exchange II, L.P, which is the General Partner of FAX/MACC, L.P.

         In connection with their election as directors, both William Payne and Rod Jones received warrants for the purchase of the Company's common stock. See
Item 1.01 for a description of these warrants.


Appointment of New Officers

Dan Barnett

         On November 30, 2006, Dan Barnett was appointed Senior Vice President, Secretary, and Treasurer of the Company.

         Mr. Barnett has 22 years experience with Exxon Mobil with responsibilities ranging from engineering to General Manager. Most recently, he served as North American Planning Advisor in 2000. He also was founder and owner of various real estate services and investment companies and holds a Texas Real Estate Brokers license. In 2003, he founded Mortgage Solution Partners which was acquired by Mortgage Assistance Corporation, a wholly owned subsidiary of the Company, in 2004. Mr. Barnett has since served as Vice President and Chief Operating Officer of Mortgage Assistance Corporation.

         See Item 1.01 for a description of the Barnett Employment Agreement.

Sandra Valiquette

         On November 30, 2006, Sandra Valiquette was appointed Chief Financial Officer of the Company.

         Ms. Valiquette was formerly the senior financial person in multiple financial industry companies. Her experience is in both the insurance industry and the savings & loan industry. She was responsible for all aspects of her companys' financial management, including accounting, finance, risk management, information technology, and human resources. Under Ms. Valiquette's guidance and leadership, several start-up companies eventually became multi-million dollar entities. At Summit Global Partners of Dallas, Texas, she guided the first 12 acquisitions of 450 employees and the integration of the infrastructure, which is vital in the company's marketplace. Ms. Valiquette has since served as Chief Financial Officer of Mortgage Assistance Corporation.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment Creating Class of Series A Preferred Stock

         On November 30, 2006, the Company filed with the Florida Secretary of State an Amendment to its Articles of Incorporation (the "Amendment") creating a class of Series A Preferred Stock ("the Preferred Stock"). The Amendment was effective as of the date filed and established the Preferred Stock as an authorized series of the Corporation's preferred stock, par value $.001 per share, limited in amount to 3,000,000 shares, and established the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of such series, and the qualifications, limitations, and restrictions thereof.

         Holders of the Preferred Stock are entitled to a dividend, out of any assets legally available, at the rate of 10% per annum (of the original per-share issue price of the Preferred Stock) per share of Preferred Stock. Such dividend will have preference over any payment or declaration of a dividend or other distribution on the Common Stock of the Company.

         The Preferred Stock is also subject to a mandatory conversion provision whereby, upon the determination that a holder of the preferred stock is a "Non-Participating Holder" pursuant to the Purchase Agreement, any Preferred Stock held by such holder will automatically be converted into shares of Common Stock on a 1:1 basis.

         The Amendment is attached as Exhibit 3.01.


Item 9.01. Financial Statements and Exhibits

Exhibits

-------- -----------------------------------------------------------------------
 3.01    Amendment to Articles of Incorporation
-------- -----------------------------------------------------------------------
10.01    Series A Preferred Stock and Common Stock Warrant Purchase Agreement
-------- -----------------------------------------------------------------------
10.02    Series A Preferred Stock Investors' Rights Agreement
-------- -----------------------------------------------------------------------
10.03    Stockholders' Agreement
-------- -----------------------------------------------------------------------
10.04    Warrant for Purchase of Shares of Common Stock--FAX
-------- -----------------------------------------------------------------------
10.05    Warrant for Purchase of Shares of Common Stock--W.C. Payne
-------- -----------------------------------------------------------------------
10.06    Warrant Certificate for Purchase of Shares of Common Stock--W. Payne
-------- -----------------------------------------------------------------------
10.07    Warrant Certificate for Purchase of Shares of Common Stock--R. Jones
-------- -----------------------------------------------------------------------
10.08    Warrant Certificate for Purchase of Shares of Common Stock--M. Caolo
-------- -----------------------------------------------------------------------
10.09 Warrant Certificate for Purchase of Shares of Common Stock--Parkwood Advisors, LLC
-------- -----------------------------------------------------------------------
10.10    Hensel Employment Agreement
-------- -----------------------------------------------------------------------
10.11    Barnett Employment Agreement
-------- -----------------------------------------------------------------------

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Mortgage Assistance Center
                                                      Corporation.
                                                      (Registrant)

Dated:  December 6, 2006                              By:      /s/ Dale Hensel
                                                             -------------------
                                                      Name:  Dale Hensel
                                                      Title: President and CEO